Filed Pursuant to Rule 497
File no. 333-182941

Maximum Offering of 100,000,000 Shares

Priority Income Fund, Inc.
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Supplement No. 5 dated January 30, 2015
to
Prospectus dated October 29, 2014
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This Prospectus Supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 29, 2014 (the “Prospectus”), as amended or supplemented.

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

On January 29, 2015, we announced that our board of directors declared a special distribution to stockholders as follows:

•	$0.1125 per share of common stock payable on March 30, 2015 to stockholders of record at the close of business on March 27, 2015.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.